UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)

May 10, 2007

NAYNA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13822	83-0210455

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4699 Old Ironsides Drive, Suite 420
SANTA CLARA, CALIFORNIA 95054
(Address of principal executive offices, including zip code)

(408) 956-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 10, 2007, the Company entered into Satisfaction and Release Agreements (the “Settlement Agreements”) with the six of the nine holders (the “Lenders”) of the Company’s callable secured convertible notes and warrants which the Company issued in November 2005 pursuant to securities purchase agreements. Under these Settlement Agreements, the Lenders and the Company have agreed that the Lenders shall accept the amounts set forth below as settlement in satisfaction of the amounts owed to the Lenders. 15% of the aggregate amount is payable within 30 days of the date of the Settlement Agreements, and the remaining amount is payable within 180 days of the date of the Settlement Agreements. In addition, the Company agreed to honor and the Lenders agreed to limit the exercise of their right of conversion to a number of shares which when combined with all shares obtained upon conversion of the Loan Documents by all of its affiliates (including any past conversions by each Lender or its affiliates) will not exceed, for each of the six Lenders, 4.99% of the total issued and outstanding shares of the Company as of December 31, 2006 for Harborview Master Fund and Whalehaven Fund and April 17, 2007 for the other entites listed below. In connection with these Settlement Agreements, the Company issued the full number of shares set forth below to the Lenders on May 18, 21 and 22, 2007. The Lenders also agreed to waive any past, existing and future defaults under the original loan documents for a period of 180 days from the date of the Settlement Agreements. The Lenders further agreed that upon receipt of the Pay-Off Payment by way of wire transfer in immediately available funds, (a) the Borrower will not be indebted to the Lenders for any reason under the Loan Documents, including without limitation indebtedness relating to principle, interest, fees, expenses or penalties, and the Lenders’ commitment to extend further credit to Borrower under the Loan Documents will terminate, (b) the Loan Documents and all of the Lenders’ security interests in, security titles to and other liens on all real and personal property of the Borrower will be automatically and without any further action by any party terminated and released, (c) all guarantors of the Indebtedness will be automatically and without any further action by any party released from their obligations to the Lenders, (d) the Lenders will deliver each promissory note or other instrument evidencing such Indebtedness to the Borrower for cancellation and (e) the Lenders will, and hereby do, authorize the Borrower to prepare and file, and to the extent the signature of each Lender is required, the Lenders will execute within three (3) business days of receipt of such document, any and all Uniform Commercial Code financing statement terminations, mortgage releases and other such lien release documents as the Borrower may request in order to evidence or otherwise give public notice of such lien terminations and releases (provided, however, that any and all such termination statements, mortgage releases and other such documents shall be prepared and recorded at Borrower’s expense).

The six lenders and the amounts of their settlements and stock issued is as follows:

Lender	Settlement Amount	Shares Issued
AJW Partners LLC	$237,111.04	1,825,525
AJW Offshore Ltd.	1,076,999.62	1,303,454
AJW Qualified Partners LLC	649,555.33	533,034
New Millinnium Capital Partners II LLC	29,925.92	53,580
Harborview Master Fund	170,300.00	2,429,487
Whalehaven Fund	372,196.96	2,148,949
Total	$2,535,088.87	8,294,029

Copies of the Settlement Agreements are attached hereto as Exhibits 10.1, 10.2, and 10.3.

The Company is continuing to negotiate Settlement Agreements with the remaining three holders Alpha Capital, NITE Capital and Bristol Investment Fund Ltd. of its callable secured convertible notes and warrants for the remaining principal amount of $507,841.00.

On May 10, 2007, the Company also entered into a Warrant Cancellation Agreement (the “Warrant Agreement”) with AJW Partners LLC, AJW Offshore Ltd., AJW Qualified Partners LLC, & New Millinnium Capital Partners II LLC (the “Investors”) under which the Company shall have the option to purchase from the Investors each of the 10,000,000 subject to warrants previously issued to the Investors. The Company shall have the option to purchase these warrants, in cash or same day funds, at any time from May 10, 2007 until the expiration of the warrants on January 10, 2014 for an aggregate purchase price of $500,000. Upon each Investor’s receipt of its portion of the aggregate purchase price, each Investor shall immediately return its warrant to the Company for cancellation.

A copy of the Warrant Agreement is attached hereto as Exhibit 10.4.

Item 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with the Settlement Agreements, the Company issued an aggregate of 8,294,029 shares of its common stock to the Lenders on May 18, 21 and 22, 2007. The issuance of shares of the Company’s common stock to the Lenders was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description

10.1
Satisfaction and Release Agreement by and between Nayna Networks, Inc., and AJW Partners LLC, AJW Offshore Ltd., AJW Qualified Partners LLC, & New Millinnium Capital Partners II LLC dated May 10, 2007.

10.2	Satisfaction and Release Agreement by and between Nayna Networks, Inc., and Harborview Master Fund dated May 10, 2007.
10.3	Satisfaction and Release Agreement by and between Nayna Networks, Inc., and Whalehaven Fund dated May 10, 2007.
10.4	Warrant Cancellation Agreement by and among Nayna Networks, Inc., and AJW Partners LLC, AJW Offshore Ltd., AJW Qualified Partners LLC, & New Millinnium Capital Partners II LLC dated May 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAYNA NETWORKS, INC.

By:	/s/ Naveen S. Bisht
Naveen S. Bisht Chief Executive Officer

Date: May 29, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1
Satisfaction and Release Agreement by and between Nayna Networks, Inc., and AJW Partners LLC, AJW Offshore Ltd., AJW Qualified Partners LLC, & New Millinnium Capital Partners II LLC dated May 10, 2007.

10.2	Satisfaction and Release Agreement by and between Nayna Networks, Inc., and Harborview Master Fund dated May 10, 2007.
10.3	Satisfaction and Release Agreement by and between Nayna Networks, Inc., and Whalehaven Fund dated May 10, 2007.
10.4	Warrant Cancellation Agreement by and among Nayna Networks, Inc., and AJW Partners LLC, AJW Offshore Ltd., AJW Qualified Partners LLC, & New Millinnium Capital Partners II LLC dated May 10, 2007.